SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 25, 2012

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This sole purpose of this Current Report on Form 8-K/A is to correct an error contained on page 16 of the original Third Quarter 2012 Supplemental Financial Report furnished as Exhibit 99.2 to the Current Report on Form 8-K furnished with the Securities and Exchange Commission by First Potomac Realty Trust (the “Company”) on October 26, 2012 (the “Original Form 8-K”). Other than the correction of the error discussed in this Current Report on Form 8-K/A, no other changes have been made to the Original Form 8-K or the exhibits furnished therewith.

Item 2.02.	Results of Operations and Financial Condition.

The sole purpose of this Current Report on Form 8-K/A is to correct an error contained on page 16 of the Company’s Third Quarter 2012 Supplemental Financial Report related to the Company’s Net Asset Value Analysis. The Company originally reported Total GAAP Revenue of $55,522 thousand and Total Portfolio Cash NOI @ 90% Occupancy of $37,062 thousand for the third quarter of 2012. In fact, Total GAAP Revenue was $51,457 thousand and Total Portfolio Cash NOI @ 90% Occupancy was $32,997 thousand for the third quarter of 2012. The Company’s complete Third Quarter 2012 Supplemental Financial Report, as corrected, is attached as Exhibit 99.2 hereto.

This Current Report on Form 8-K/A and the exhibit attached hereto are being furnished by the Company pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three and nine months ended September 30, 2012.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K/A (including Exhibit 99.2, hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is being furnished herewith to this Current Report on Form 8-K/A.

99.2	Third Quarter 2012 Supplemental Financial Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

October 26, 2012	/s/ Douglas J. Donatelli
Douglas J. Donatelli Chairman and Chief Executive Officer

FIRST POTOMAC REALTY TRUST

INDEX TO EXHIBITS

Exhibit Number	Description

99.2	Third Quarter 2012 Supplemental Financial Report